Earning Slides for Q1 FY12 NASDAQ: SGI November 8, 2011

©2011 SGI Legal Notice Safe Harbor Cautionary Statement This presentation contains forward-looking statements, including statements regarding management’s expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. (“SGI”) as of November 8, 2011. Statements containing words such as "will," "expect," "believe," and "intend," and other statements in the future tense, are forward-looking statements. Any statements contained in this presentation that are not statements of historical fact may be deemed forward-looking statements. Actual outcomes and results may differ materially from the expectations expressed or implied in these statements due to a number of risks and uncertainties, including, but not limited to: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions, including SGI’s operations in Japan, which may be negatively affected by earthquakes and other natural disasters, as well as ongoing power supply disruptions following the March 2011 earthquake and tsunami; a significant portion of the Company's revenues has come from a limited number of customers and such customer concentration increases the risk of quarterly fluctuations in our revenues and operating results and the loss or reduction of business from one or a combination of our significant customers could materially affect our revenues, financial condition and results of operations; SGI is unable to control the supply of components, and, as a result, is experiencing and may experience in the future component shortages and delivery delays that can cause components to not be available at all and the price of components to increase and can result in component quality issues; SGI is unable to control component pricing, such as what our suppliers charge for central processing units, and, as has happened in the past, component pricing can rise unexpectedly, negatively impacting SGI’s gross margins as well as other financial measures; uncertainty arising from SGI’s increased dependence on business with U.S. Government entities; failure of our customers to accept new products; and economic conditions impacting the purchasing decisions of SGI’s customers. Detailed information about these and other risks and uncertainties that could affect SGI’s business, financial condition and results of operations is set forth in SGI’s Annual Report on Form 10-K under the caption “Risks Factors,” which was filed with the Securities and Exchange Commission on August 29, 2011, as updated by the subsequent filings with the SEC made by SGI, all of which are available at www.sec.gov. Accordingly, you are cautioned not to place undue reliance on forward-looking statements. This presentation is as of November 8, 2011, and the continued posting or availability of this presentation does not imply that forward-looking statements continue to be true as of any later date. We expressly disclaim any obligation to update or alter our forward-looking statements, whether, as a result of new information, future events or otherwise, except where required by law. The SGI logos and SGI product names used or referenced herein are either registered trademarks or trademarks of Silicon Graphics International Corp. or one of its subsidiaries. All other trademarks, trade names, service marks and logos referenced herein belong to their respective holders. Any and all copyright or other proprietary notices that appear herein, together with this Legal Notice, must be retained on this presentation. Non-GAAP Reconciliation All non-GAAP financial measures contained in this presentation are reconciled to GAAP on slide 25 of this presentation. 2

©2011 SGI Our Strategy The Trusted Leader in Technical Computing Business Computing Business Applications Technical Computing Workload Optimized Big Data Technical Applications Redundancy Scale & Speed 3

©2011 SGI The Opportunity HPC Commercial Scientific Modeling & Simulation Cloud Public Private Government Big Data Hadoop In-memory Analytics Archive Providing Customers with Trusted Technical Computing Solutions 4

©2011 SGI High Opportunity Workloads Public Sector Video, Signals, Cyber, Crypto, Big Data Processing, Guidance Systems, Simulation, ... Manufacturing Fluid Dynamics, Structural Mechanics, Design, Finite Element Analysis, Material Sciences Financial Services Frequency Trading, Actuarial, Trading Platforms, Fraud Prevention, Derivatives Life Sciences Drug Design and Discovery, Genomics, Molecular Modeling, DNA Sequencing, Proteins, Imaging, Informatics, Proteomics, Chemistry Earth Sciences Weather, Climate, Astrophysics, Oceanography, Seismic, Reservoir Simulation, Nuclear, Water Management, Materials Entertainment/Media Rendering, Gaming, Broadcast, Content Distribution Networks (CDNs) Data Warehousing, Geo Spatial, Image Processing, Cyber Security, Big Data Models Data Analytics Search, Social Networking, Commerce, SAAS, Hosted Compute and Storage Cloud 5

©2011 SGI 0 5 10 15 20 25 2010 2014 $23.4B TAM by 2014 Source: IDC, May 2011 $17.3B $23.4B 1.7 3.2 3.3 9.1 2.0 4.1 4.9 12.4 By Major Industry Segments Public Sector $10B 42.7% Manufacturing $4.3B 18.4% Life Sciences $3.0B 12.8% Earth Sciences $2.9B 12.4% Media/Ent/Gaming $1.2B 5.1% Financial Services $0.6B 2.6% Others $1.4B 6.0% TOTAL $23.4B 100% Source: SGI based on IDC, May 2011 Size % Services Application Software Storage Servers 6

Building Business Momentum • Largest Independent Provider of Technical Computing • Product Cycles Getting Stronger • Distribution in 50 countries • 1,500+ employees • Net Assets: $523M3 • Cash & Investments: $116M3 • Debt Free3 $780M $630M $404M $247M FY 082 FY 10 FY 11 FY 121 1 Revenue Guidance Range of $740m to $780m 2 Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009, filed a 6-month stub year-end on 6-26-09 3 As of September 30, 2011 $740M 7

©2011 SGI Q1 FY12 Results 8 * Sequential Growth = Q1 FY12 over Q4 FY11 Q1 FY12 Sequential Growth Year/Year Growth REVENUE $178.9M -8% 58% GROSS MARGIN 29.4% up 590 bps up 197 bps GAAP EPS (LOSS) ($0.08) up 31 cents up 29 cents NON-GAAP EPS (LOSS) $0.07 down 5 cents up 13 cents

Q1 FY12 Results

	Q1 FY12	Q4 FY11	Q1 FY11
Research & Development	$16.2M	$13.6M	$13.8M
Sales & Marketing	$21.8M	$26.2M	$14.9M
General & Administrative	$16.9M	$15.6M	$12.8M
Restructuring	$0.1M	$3.4M	$0.6M
Acquisition-related	$0M	$0.2M	$0M
Total OPEX	**$55.0M**	**$59.0M**	**$42.1M**

©2011 SGI

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©2011 SGI Q1 FY12 Results 10 Q1 FY12 GAAP to Non-GAAP EPS Reconciliation GAAP EPS (Loss) ($0.08) Share-Based Comp $0.06 Amortization of Intangibles $0.05 Other $0.04 Non-GAAP EPS (Loss) $0.07

©2011 SGI Q1 FY12 Business Highlights • Continued Strong Business Momentum – Record Q1 revenue; 58% growth Y/Y – Four consecutive quarters of non-GAAP profitability – Disciplined approach towards costs – Strong international contributions – Public, Cloud and Manufacturing sectors strong • Market trends support growth – Cloud driving global spend – Rising demand for data centers and infrastructure technologies – Focused on Intel’s Romley introduction – SGI UV market opportunity continues to expand – Overall market opportunity for technical computing is growing • Our Business is Global – Geography mix: Domestic (59%), International (41%) – Key investments in emerging BRIC markets – US Federal and Japan businesses strong, despite macro-concerns 11

©2011 SGI Re-affirming FY12 Guidance 12 FY12 Guidance Year/Year Comments REVENUE $740M to $780M 18% to 24% growth GROSS MARGIN 28% to 30% 100 to 300 bps growth EPS $0.15 to $0.30 $0.84 to $0.99 improvement Non-GAAP EPS $0.60 to $0.80 5% to 40% growth

©2011 SGI Q1 FY12 Customer Highlights Americas EMEA APJ 13

Financial Overview (Quarter Ended 9/30/11) 14

©2011 SGI Q1 FY12 Financial Highlights • Revenue of $178.9M, up 58% Y / Y • Strong gross margin of 29.4%, up 590 bps Q / Q • Grew inventory for orders in hand to $110.7M, up by $29.7M Q / Q • Reduced operating expenses by 7% Q / Q • Non-GAAP EPS of $0.07, up from a loss of $0.06 in Q1 FY11 • Cash $115.5M at September 30 • One 10% or greater customer: Amazon 15

©2011 SGI Scale and Flexibility • Filed Universal Shelf Registration Statement to sell up to $100M of stock – Provides us the flexibility to sell shares as and when required to pursue acquisitions and achieve our strategic objectives – No immediate plans to sell stock or issue debt but we may do so in the future opportunistically to minimize dilution of current shareholders • Intend to secure a $50M Asset-Backed Credit Facility – Allows us to fund working capital for larger orders and grow the company 16

©2011 SGI Q1 FY12 Revenue Breakdown 17 PUBLIC SECTOR, 44% CLOUD, 25% MFG, 16% OTHERS, 15% Sales by Vertical Market Sales by Geographical Market Sales by Business Segment DOMESTIC, 59% INT'L, 41% PRODUCTS, 72% SERVICES, 28%

©2011 SGI Q1 FY12 Income Statement 18 Metric Q1 FY12 Comment Revenue $178.9M • Up from $112.9M in Q1 FY11, increase of 58% Y/Y • Down from $195.5M in Q4 FY11, decrease of 8% Q/Q • Strong Public Sector, Cloud, and Manufacturing Growth Gross Margin 29.4% • Up from 27.5% in Q1 FY11, increase of 197 bps Y/Y • Up from 23.5% in Q4 FY11, increase of 590 bps Q/Q • Due to stronger product margin and contribution from Japan OPEX $55.0M • Up from $42.1M in Q1 FY11, increase of 31% Y/Y • Down from $59.0M in Q4 FY11, decrease of 7% Q/Q • Maintained a disciplined approach toward costs Net Income ($2.7M) • Improved from ($11.2M) in Q1 FY11 and from ($12.1M) in Q4 FY11 • Included $0.9M FX loss • EPS was ($0.08)

©2011 SGI Q1 FY12 Balance Sheet 19 Metric Q1 FY12 Q4 FY11 Comment Cash & Equivalents $115.5M $143.2M $27.7M decrease Q/Q Primarily to fund inventory purchases Debt $0M $0M Debt free A/R $101.3M $108.7M Down $7.4M A/P $65.3M $71.3M Decrease of $6.0M Inventory $110.7M $81.0M Up $29.7M for won business

©2011 SGI FY12 Focus Areas • Deliver against our plan • Expand our market share • Drive business velocity with innovation • Strengthen our culture and framework for scale • Integrated solutions, including software 20

©2011 SGI Gross margin expansion opportunity Solid operational discipline Low capex Low tax rate Strong Financial Model Wide range of opportunities to achieve earnings power Clear path to continued revenue growth and accelerated earnings growth. • New products • Market share gains • Sales force expansion • Acquisitions • Product mix shift • Efficiency gains • Higher value offerings • Supply Chain • Software Focused on intelligently investing in business with goal of creating strong earnings leverage • Sales force expansion in FY12 • Increased pace of new product introductions We own and manage our manufacturing and supply chain operations, with low cost expansion capacities NOL as of June 24, 2011 of $516.7M to offset taxes on future earnings for several years Multiple paths to growth 21

©2011 SGI FY11 $1 Billion Gross Margin 27.0% 30-32% R&D 8.6% 7-8% Sales & Marketing 12.0% 10-11% G&A 8.4% 6-7% Non-GAAP EPS $0.57 $1.75 - $2.00 The Next Big Milestone* * Internal long term operating model; not considered guidance 22

©2011 SGI The Next Big Milestone* * Internal long term operating model; not considered guidance 23 As % of Revenue FY11 $1 Billion Product 74% 70 - 75% Service 26% 25 - 30% Domestic 62% 50% International 38% 50%

Appendix 24

GAAP to Non-GAAP EPS Reconciliation

Silicon Graphics International Corp.
Q1 FISCAL 2012 FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
($ in thousands, except per share data)

		Three months ended		
		September 30, 2011	June 24, 2011	September 24, 2010
GAAP Net Loss		(2,657)	(12,098)	(11,187)
Share-based Compensation	(1)	2,069	1,950	1,192
Amortization of Intangibles	(1)	1,648	3,283	1,020
Restructuring Charges	(2)	133	3,356	635
Transaction Related	(2)	-	177	-
Revenue Recognition Related	(2)	-	3,760	5,288
Other	(3)	1,000	3,486	1,214
Non-GAAP Net Income (Loss)		2,193	3,914	(1,838)
Weighted average shares used in computing:				
Basic net income/(loss) per share		31,303	31,029	30,536
Dilutive net income/(loss) per share		32,704	33,005	30,536
GAAP Basic and diluted net loss per share		(0.08)	(0.39)	(0.37)
Non-GAAP Basic net income/(loss) per share		0.07	0.13	(0.06)
Non-GAAP Dilutive net income/(loss) per share		0.07	0.12	(0.06)

NOTE: This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(1) Adjustments to exclude certain non-cash expenses such as share-based compensation and amortization of intangible assets.

(2) Adjustments to exclude the items discussed below because such items are either operating expenses which would not otherwise have been incurred by the company in the normal course of the company's business operations or are not reflective of the company's core results over time. These items may include recurring as well as non-recurring items.

Restructuring Charges — Restructuring charges consist primarily of severance expense, facility closure and relocation costs.

Transaction-Related Costs — The Company excludes certain expense items resulting from actual or potential transactions such as business combinations, mergers, acquisitions, and financing transactions, including expenses for advisors and representatives such as investment bankers, consultants, attorneys, and accounting firms.

Revenue Recognition Related - The Company added back gross margin impacts from revenue arrangements deferred under Software Revenue Recognition rules (ASC 985-605) and fair value allocation rules (ASC 605-25) in fiscal year 2011. These add backs are no longer presented for fiscal year 2012.

(3) Adjustments to exclude certain non-cash expenses and/or certain items which are either operating expenses which would not otherwise have been incurred by the company in the normal course of the company's business operations or are not reflective of the company's core results over time. These items may include recurring as well as non-recurring items such as: (i) realized gains/losses on the Company's auction rate securities, (ii) other-than-temporary impairment of an equity investment, (iii) litigation or dispute settlement charges or gains, (iv) inventory step-up from acquisitions, and (v) incremental excess and obsolete long-term service inventory charges.

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